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                                                                   EXHIBIT 10.10

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                                 FIRST AMENDMENT

                                       TO

                            ASSET PURCHASE AGREEMENT

                               Dated May 23, 2001

                                  by and among

                       ACCEPTANCE INSURANCE COMPANIES INC.
                          ACCEPTANCE INSURANCE COMPANY
                       AMERICAN GROWERS INSURANCE COMPANY
                           AMERICAN AGRISURANCE, INC.

                                       and

                               GORAN CAPITAL INC.
                        SYMONS INTERNATIONAL GROUP, INC.
                               IGF HOLDINGS, INC.
                              IGF INSURANCE COMPANY



                               Dated June 5, 2001




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                   FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

      THIS FIRST AMENDMENT ASSET PURCHASE AGREEMENT (this "Amendment"), dated June 5, 2001, is entered into by and among ACCEPTANCE INSURANCE COMPANIES INC., a Delaware corporation ("AICI") for itself and on behalf of ACCEPTANCE INSURANCE COMPANY, a Nebraska insurance corporation ("AIC"), AMERICAN GROWERS INSURANCE COMPANY, a Nebraska insurance corporation ("AGIC") and AMERICAN AGRISURANCE, INC., an Iowa corporation ("AMAG") (AICI, AIC, AGIC and AMAG are referred to herein collectively as "Purchaser"), and GORAN CAPITAL INC., a Canadian corporation ("Goran"), SYMONS INTERNATIONAL GROUP, INC., an Indiana corporation ("SIG"), IGF HOLDINGS, INC., an Indiana corporation ("IGFH") and IGF INSURANCE COMPANY, an Indiana insurance corporation ("IGF") (Goran and SIG are referred to collectively in this Amendment as "Shareholders," and IGFH and IGF are referred to collectively in this Amendment as "Sellers").

      WHEREAS, the parties to this Amendment are parties to an Asset Purchase Agreement dated May 23, 2001 (the "Asset Purchase Agreement"); and

      WHEREAS, the parties to this Amendment desire to amend certain provisions of the Asset Purchase Agreement as set forth herein;

      NOW, THEREFORE, for and in consideration of the premises and mutual covenants and agreements set forth in this Amendment, and for other good and valuable consideration the receipt and sufficiency of which the parties hereto hereby acknowledge, the parties hereto hereby agree as follows:
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      Section 1. Amendments to Article I. Article I Definitions of the Asset
Purchase Agreement is amended by (i) deleting the definition of "Advance MPCI Commission" and (ii) inserting the following in lieu thereof:

            "Advance MPCI Commission" shall mean the sum of (i) that portion of the Actual 2001 MPCI Agent Commission actually paid to Agents by Sellers before Closing pursuant to Assigned and Assumed Contracts listed on
      Schedule 3.05B and reimbursed to Sellers at Closing pursuant to Section 2.02(a)(iii) of this Agreement, plus (ii) that portion of the commissions Sellers advanced to Agents with respect to MPCI Policies for the 2000 MPCI Crop Year for which Purchaser elects, in its sole discretion, to reimburse Sellers at Closing pursuant to Section 2.02(a)(iii) of this Agreement.

            Section 2. Amendment to Section 2.02. Section 2.02 of the Asset Purchase Agreement is amended by inserting the following new Section 2.02
      (i) after Section 2.02(h):

            (i) Notwithstanding any other provisions of this Agreement, Purchaser may in its sole discretion withhold from the A&O otherwise payable by Purchaser to Sellers pursuant to Section 2.02(c) and 2.02(f) such sum, not to exceed Three Million Dollars ($3,000,000), as Purchaser in good faith reasonably believes may become due to FCIC with respect to potential liabilities arising from or related to the RMA Special Investigations Branch Case Number SIB-2001-15:2000 Crop Year Multiple Peril Crop Insurance Apple Claims (the "Apple Claims"). Purchaser may withhold any or all of such amount until such time as there is a complete, final, binding, and nonappealable settlement or determination made with respect to the Apple Claims by a Governmental


                                        2
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      Entity of competent jurisdiction (a "Final Determination"). Purchaser shall be entitled to retain from the amount withheld under this Section 2.02(i) an amount equal to all liabilities payable by it pursuant to the Final Determination and Sellers shall not be entitled to any amounts so retained. If the amount withheld by Purchaser under this Section 2.02(i) exceeds the amount payable by Purchaser pursuant to the Final Determination, promptly after the Final Determination Purchaser shall remit to Seller an amount equal to such excess, if any, plus interest on such excess amount at the rate of 1 1/2% per month or part thereof from September 15, 2001 until payment of such excess amount and interest is made hereunder by Purchaser to Sellers. If the amount withheld by Purchaser under this Section 2.02(i) is less than the amount payable by Purchaser pursuant to the Final Determination, promptly after the Final Determination Sellers shall remit to Purchaser an amount equal to the difference between the amount payable and the amount withheld by Purchaser plus interest on such difference at the rate of 1 1/2% per month or part thereof from the date of the Final Determination until payment of such difference and interest is made hereunder by Sellers to Purchaser. The amounts payable to Purchaser by Sellers under this Section 2.02(i), if any, are in addition to any other amounts due or payable by Sellers to Purchaser under this Agreement.

      Section 3. Amendment to Section 5.11. Section 2.02 of the Asset Purchase Agreement is amended by (i) deleting Section 5.11 in its entirety and (ii) inserting the following in lieu thereof:

            Section 5.11. Update of Disclosure Schedules. Sellers and Purchaser shall each have the right from time to time after the date hereof to update or otherwise correct those and all other schedules of the respective parties until the Closing Date. Any updated or


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      corrected schedule shall be promptly furnished by the party updating or correcting the schedule to the other party, and the other party shall have the right to review the updated or corrected schedule. If the party receiving the updated or corrected schedule, after reasonable consultation with the other party, determines in good faith that the items disclosed on the updated schedules have or could reasonably be expected to have a Sellers Material Adverse Effect or a Purchaser Material Adverse Effect, as the case may be, Sellers or Purchaser, as the case may be, may terminate the Agreement and neither party shall have any further obligations to the other hereunder, except as otherwise provided in this Agreement.

      Section 4. Amendment to Section 5.13. Section 5.13 of the Asset Purchase Agreement is amended by (i) deleting Section 5.13(b) in its entirety and (ii) inserting the following in lieu thereof:

            (b) Sellers and Shareholders agree that they shall cancel effective as of the Closing Date all Reinsurance Contracts with respect to the Business, except for the treaty listed in Schedule 3.11 as "Tri-County Farmers Mutual Crop Hail Quota Share Insurance Agreement (Malta, MT)," and provide a copy of all cancellation notices to Purchaser at Closing.

      Section 5. Miscellaneous.

      (a) Except as so amended by this Amendment, the Asset Purchase Agreement is in all respects ratified and confirmed and all provisions thereof shall be given full force and effect as if they were set forth herein in their entirety, and all references in the Asset Purchase Agreement, any Ancillary Agreement (as defined in the Asset Purchase Agreement) or any related


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agreements to the "Agreement" shall mean the Asset Purchase Agreement as so amended by this Amendment.

      (b) This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.


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      IN WITNESS WHEREOF, the parties have executed this Amendment on the date first above written.

                                        ACCEPTANCE INSURANCE COMPANIES INC.

                                        By /s/ John E. Martin
                                          --------------------------------------
                                          John E. Martin
                                          President


                                        GORAN CAPITAL INC.

                                        By /s/ Alan G. Symons
                                          --------------------------------------
                                        Name Alan G. Symons
                                            ------------------------------------
                                        Title President & CEO
                                             -----------------------------------


                                        SYMONS INTERNATIONAL GROUP, INC.

                                        By /s/ Alan G. Symons
                                          --------------------------------------
                                        Name Alan G. Symons
                                            ------------------------------------
                                        Title Vice Chairman
                                             -----------------------------------


                                        IGF HOLDINGS, INC.

                                        By /s/ Alan G. Symons
                                          --------------------------------------
                                        Name Alan G. Symons
                                            ------------------------------------
                                        Title Vice Chairman
                                             -----------------------------------


                                        IGF INSURANCE COMPANY

                                        By /s/ Alan G. Symons
                                          --------------------------------------
                                        Name Alan G. Symons
                                            ------------------------------------
                                        Title Vice Chairman, CEO & President
                                             -----------------------------------